                                                            Exhibit 10.13


                          CLICKSERVICE SOFTWARE LIMITED




                                    RULES OF

                         UNAPPROVED SHARE OPTION SCHEME
                                  FOR EMPLOYEES







                                    DRAFT (2)








                                   BIRD & BIRD
                                 90 FETTER LANE
                                 LONDON EC4A 1JP

                               TEL: 0171 415 6000
                               FAX: 0171 415 6111

                          CLICKSERVICE SOFTWARE LIMITED

                            SHARE OPTION SCHEME RULES

1.   DEFINITIONS

In these Rules of the Scheme the following words and expressions shall have the following meanings:

"ADOPTION DATE" means the date on which the Scheme is adopted by the Company;

"APPROVED SCHEME" means the Approved Executive Share Option Scheme adopted by the Company on [ ] 2000;

"ARTICLES" means the Articles of Association of the Company from time to time in force;

"AUDITORS" means the auditors for the time being of the Company;

"BOARD" means the board of directors of the Company or a duly authorised committee thereof appointed in accordance with Rule 11.2;

"COMPANY" means ClickService Software Limited;

"CONTROL" means control as defined in Section 840 of the Taxes Act;

"ELIGIBLE PERSON" means any person employed directly or indirectly by a member or members of the Group under a contract of services or engaged under a contract for services;

"EXERCISE PRICE" the price per Share payable on the exercise of an Option as determined by the Board being a price not less than the nominal value of a Share;

"GROUP" means the Company and all of the Subsidiaries and "MEMBER OF THE GROUP" shall be construed accordingly;

"LISTING" means the listing of equity shares in the Company on a recognised stock exchange (within the meaning of Section 841 of the Taxes Act);

"OPERATIVE PERIOD" means the period of ten years commencing on the Adoption
Date;

"OPTION" means a right to subscribe for Shares under the Scheme;

"PARTICIPANT" means an Eligible Person who has been granted an Option;

"RULES" means the rules of the Scheme contained in this document and Rule shall be construed accordingly;

"SALE" means the sale or transfer of more than fifty per cent. of the issued ordinary share capital of the Company to another person or group of persons as a result of a general offer made by such person or group of persons for the acquisition of Shares or sales or transfers of Shares by private treaty by such holders to such person or group of persons as part of a single transaction involving a change of control in the Company;

"SCHEME" means the scheme contained in this document as from time to time amended in accordance with the provisions hereof;

"SHARES" means Ordinary Shares and `A' Ordinary Shares of NIS 0.01 each in the capital of the Company as defined in the Company's Articles. "SHARE" shall be construed accordingly;

"SUBSIDIARY" a company which is a subsidiary of the Company within the meaning of Section 736 of the Companies Act 1985 and which is under the Control of the Company;

"SUBSISTING OPTION" means an option granted under this Scheme or the Approved Scheme which has not lapsed or been exercised;

"TAXES ACT" means the Income and Corporation Taxes Act 1988;

"TERMINATION FOR CAUSE" means in relation to a Participant, termination of the Participant's employment or engagement, as appropriate, with any member of the Group in circumstances giving rise to summary dismissal or termination;

"VESTING COMMENCEMENT DATE" means, in relation to an Option, the second anniversary of the date of grant of the Option or such other date that the Board determines in relation to the Option and is specified in the option certificate related to the relevant option; and

"2000 STOCK PLAN" means the 2000 Stock Plan adopted by the Company on [ ] 2000.

Any reference in these Rules to a statutory provision shall include a reference to that provision as amended or re-enacted from time to time and any subordinate legislation, orders or regulations made pursuant thereto. Where the context permits the singular shall include the plural and vice versa and the masculine gender shall include the feminine.

2.   ELIGIBILITY

     2.1 Subject to the following provisions of this Rule 2, the Board shall have an absolute discretion as to the selection of persons to whom an Option is granted by the Company.

     2.2 An Option shall not be granted to any person unless he is an Eligible Person.

     2.3 An Option shall be personal to the Participant to whom it is granted and may not be transferred to or exercised by any other person other than his personal representatives.

3.   GRANT OF OPTIONS

     3.1 An Option may, subject to Rule 2, be granted to a Participant at such times and on such terms as the Board shall in its absolute discretion determine.

     3.2  No Option may be granted after the expiry of the Operative Period.

     3.3 An Option shall be granted by the Company executing as a deed and issuing to the Participant an option certificate which contains an undertaking by the Participant (duly executed as a deed) to be bound by the rules of this Scheme and which specifies:

          (a)  the date of grant of the Option;

          (b)  the number of Shares in respect of which the Option is granted;

          (c)  the Exercise Price;

          (d) the date(s) on which the Option may be exercised and the extent to which the Option may be exercised on any such date;

          (e) any performance-related conditions imposed pursuant to Rule 8 to which the Option is subject;

          (f) that the Participant agrees to indemnify each member of the Group in respect of any tax liability falling within Rule 5.5,

          and is otherwise in such form as the Board may from time to time determine.

     3.4 A Participant shall be entitled to renounce, surrender or cancel, or agree to the cancellation of, an Option within the period of 30 days immediately following the date of grant and if any Option is so renounced, surrendered or cancelled it shall be deemed for the purposes of this Scheme never to have been granted.

     3.5 An Option shall not be granted by any person other than the Company without the prior approval of the Board.

4.   EXERCISE PRICE

          The Exercise Price shall be determined by the Board at the date of grant.

5.   EXERCISE OF OPTIONS

     5.1  NOTICE OF EXERCISE

          An Option shall only be exercised by a Participant within such period as may be applicable by virtue of the terms on which the Option was granted and the provisions of Rule 7 and 8 below and subject thereto the exercise shall be effected in such form and manner as the

Board may from time to time prescribe. In the absence of the Board prescribing to the contrary a Participant shall exercise an Option by his giving to the Company at its registered office prior notice in writing signed by the Participant, which notice shall specify the number of Shares (which shall be a multiple of 100 or be equal to the balance of the Shares remaining subject to the Option) in respect of which the Option is being exercised and shall be accompanied both by payment in full of the aggregate Exercise Price for the Shares in respect of which the Option is exercised and the option certificate evidencing the grant of the relevant Option for cancellation or amendment. The date of receipt of such notice shall (in the absence of the Board prescribing otherwise) be deemed to be the date of exercise of the Option or of the relevant portion of the Option, as the case may be.

     5.2  ALLOTMENT

          The Company shall enter the Participant in the Company's register of members as the holder of the appropriate number of Shares within thirty days after the date of exercise of the Option (the date of such entry being, for the purposes of Rule 5.3 below, the ("DATE OF ALLOTMENT") and (provided that the Company issues share certificates) the Company shall deliver to the Participant a definitive share certificate in respect thereof.

     5.3  RIGHTS OF SHARES

          Any Shares issued pursuant to Rule 5.2 above shall rank pari passu in all respects and form a uniform class with the Shares in issue on the date of allotment save that they shall not rank for or be entitled to any dividend or other distribution or any issue of Shares by way of capitalization of profits or reserves or any issue of securities by way of rights which under the terms of a resolution passed by the Company is to be or is proposed to be paid or made to the holders of Shares on the register on a date prior to the date of allotment. The Shares shall be issued subject to the Articles.

     5.4  LISTING

          The Company shall at its expense make application to the relevant recognised stock exchange for the admission to Listing of all Shares allotted pursuant to the exercise of any Option if Shares are then subject to a Listing.

     5.5  CONDITION PRECEDENT

          No Option may be exercised until the Participant has put the Company in sufficient funds (which shall be determined by the Company) to meet any obligation of the Company to account for income tax chargeable under the PAYE system or employee's national insurance contributions in relation to the exercise of such Option. The Company shall use reasonable endeavours (with the Participant's assistance if required) to agree with the Inland Revenue the amount of any such income tax or other liability in advance of any shares being issued to the Participant following exercise of an Option. In the event that any funds made available are less than or greater than the amount needed to meet any obligation of the Company to account for income tax or other amounts that are chargeable under the PAYE system in relation to the exercise of such Option, an appropriate payment shall be made by the Participant to the Company, or vice versa, as appropriate.

6.   LIMITATIONS ON GRANTS

          No options shall be granted pursuant to Rule 3 if such grant would result in the aggregate of:

          (a) the number of Shares over which Subsisting Options have been granted under the Scheme after [date], the Approved Scheme and the 2000 Stock Plan; and

          (b) the number of Shares which have been issued on the exercise of Options granted under the Scheme after [date], the Approved Scheme and the 2000 Stock Plan,

          exceeding [3,000,000] Shares.

7.   TIME FOR EXERCISE OF OPTIONS

     7.1 Subject to the other provisions of this Rule 7 and Rule 8 and subject to the terms on which the Option was granted providing otherwise, the Option may not be exercised prior to the Vesting Commencement Date, whereupon one half of the number of Shares the subject of the Option may be exercised, and thereafter the Option may be exercised on the following basis:

          n = a+24  x b
             ------
               48

          Where   n    is the number of Shares over which the Option may be
                       exercised on any date (the "EXERCISE DATE");

                  a is the number of complete months between the Vesting Commencement Date and the Exercise Date; and

                  b    is the number of shares subject to the Option.

     7.2 If a Participant shall cease to be an Eligible Person by reason of circumstances giving rise to Termination for Cause the Option shall lapse and become of no effect.

     7.3 If a Participant shall cease to be an Eligible Person otherwise than by reason of circumstances giving rise to Termination for Cause, the Participant (or his successors) may, subject to Rule 7.1 and Rule 8, exercise his Options to the extent not previously exercised by the Participant within two months of such cessation and to the extent not exercised after the end of that period the Option shall lapse and become of no effect.

     7.4 For the purposes of this Rule 7 where a Participant's employment is terminated without notice he shall cease to be an Eligible Person on the date on which the termination takes effect and where the employment is terminated with notice he shall cease to be an Eligible Person on the date on which such notice is given.

     7.5 An Option may not be exercised later than ten years after the date on which it was granted and, to the extent unexercised after the expiry of that period, it shall lapse and become of no effect.

8.   PERFORMANCE-RELATED CONDITIONS OF EXERCISE

     8.1 The exercise of an Option shall be conditional upon the performance of the Company and, if the Board so determines, upon the performance of a Subsidiary and/or the Participant over such period and measured against such objective criteria as shall be determined by the Board and notified to the Participant when the Option is granted. If no such objective criteria are notified to the Participant when the Option is granted, this Rule 8 shall not apply in relation to the Option.

     8.2 Any such condition may provide that the Option shall become vested in respect of a given number or proportion of the Shares over which it subsists according to whether, and the extent to which, any given performance target is met or exceeded.

     8.3 After an Option has been granted the Board may, in appropriate circumstances, amend any performance-related condition of exercise of an option PROVIDED THAT no such amendment shall be made unless an event has occurred or events have occurred in consequence of which the Board reasonably considers, having due regard to the interests of the shareholders of the Company, that the terms of the existing performance-related condition(s) of exercise of the Option should be so varied for the purposes of ensuring that either the objective criteria against which the performance of the Company and/or any Subsidiary and/or the Participant will then be measured will be a fairer measure of such performance or that any amended performance condition will afford a more effective incentive to the Participant and will be no more difficult to satisfy than were the original condition(s) when first set.

     8.4 If, in consequence of a performance condition being met, an Option becomes vested in respect of some but not all of the number of Shares over which it subsists it shall thereupon lapse and cease to be exercisable in respect of the balance of the Shares over which it was held.

9.   VARIATIONS IN THE SHARE CAPITAL OF THE COMPANY

     9.1  VARIATION OF CAPITAL

          If at any time after the date of grant of an Option and before it ceases to be exercisable there is a variation of the share capital of the Company which involves the Shares by reason of:

          9.1.1 a capitalization of reserves; or

          9.1.2 a reduction, sub-division, consolidation or reclassification of capital, the Exercise Price and/or the number of Shares in respect of which the Option may be exercised shall be adjusted to such extent and in such manner as the Auditors shall in their opinion consider and confirm in writing to the Board to be fair and reasonable, but so that the aggregate Exercise Price payable on the exercise of an Option previously granted under these Rules shall not be increased thereby.

     9.2  NOTIFICATION

          All Participants shall be notified in writing of any such adjustments as soon as practicable thereafter and the Company shall be entitled to call in the instruments evidencing the grant of the Options affected by such adjustments for endorsement or replacement, as may appear appropriate.

10.  OPTION ROLL-OVER

     10.1 In the event of a Sale any Participant may at any time within the applicable period during which Options may be exercised, by agreement with the Acquiror or other relevant company, release any Option in whole or in part which has not lapsed ("THE OLD OPTION") in consideration of the grant to him of an Option ("THE NEW OPTION") which is equivalent to the Old Option but relates to shares in a different company (whether the Acquiror or some other company).

     10.2 The New Option shall be regarded for the purposes of this Rule 10 as equivalent to the Old Option and the provisions of this Scheme shall be construed as if:

          (a) the New Option were an option granted under the Scheme at the same time as the Old Option,

          (b) the reference in the definition of the "Company" in Rule 1 were a reference to the different company referred to in Rule 10.1,

          (c) any conditions imposed on the exercise of Options under Rule 3.3(e) shall be regarded as varied in accordance with such terms as shall be specified by the Acquiror or other relevant company with the agreement of the Board.

     10.3 For the purposes of this Rule 10, a sale shall be treated as taking effect on the date on which the agreement(s) for the relevant sales or transfers is (are) or become(s) unconditional in all respects.

11.  ADMINISTRATION OF THE SCHEME

     11.1 GENERAL

          The Scheme shall in all respects be administered under the direction of the Board. The Board may make such rules for the conduct of the Scheme, not being inconsistent with the provisions of these Rules, as it shall think fit. Any dispute regarding the interpretation of the Scheme or the terms of any Option shall be determined by the Board (after seeking such advice as it shall consider necessary) and its decision shall be final and binding.

     11.2 COMMITTEE

          The Board may delegate all or any of its powers in relation to the Scheme to a duly authorized committee of the Board.

     11.3 AUTHORISED SHARE CAPITAL

          The Company shall at all times maintain an amount of authorised and unissued Shares sufficient to satisfy outstanding Options under the Scheme.

     11.4 ARTICLES OF ASSOCIATION

          The provisions of the Company's Articles of Association for the time being with regard to the service of notices upon members of the Company shall apply mutatis mutandis to any notice to be given by the Company to Participants under the Scheme and all notices to be given to the Company under the Scheme shall be delivered or sent by post to the Company at its registered office.

     11.5 TRUSTEES

          Any member of the Group may provide money to the trustees of any trust or any other person to enable it, him or them to acquire Shares to be held for the purposes of the Scheme, to enter into any guarantee or indemnity for these purposes, to the extent permitted by Section 153 of the Companies Act 1985.

     11.6 COPIES OF DOCUMENTS

          The Participants shall be entitled to receive, upon request, copies of all accounts, circulars, and notices sent to holders of Shares.

12.  AMENDMENT OF THE SCHEME

     12.1 RESOLUTION OF THE BOARD

          The Board shall at any time be entitled to amend by resolution all or any of the provisions of the Scheme provided that no amendment to the Scheme shall be made which would prejudice the subsisting rights of existing Participants in any manner without the prior written consent of existing Participants entitled to exercise Options in respect of at least three quarters of the total number of Shares over which Options shall at that time be subsisting;

     12.2 NOTIFICATION

          On any such amendment being made by the Board all Participants shall be notified in writing as soon as practicable thereafter.

     12.3 TERMINATION

          The Board or the Company in General Meeting shall be entitled by resolution to terminate the Scheme at any time but Options previously granted shall continue to be valid and exercisable in accordance with the provisions of the Scheme.

13.  ADDITIONAL PROVISIONS

     13.1 CONFLICT

          Every Option shall be subject to the condition that no Shares shall be issued to a Participant following the exercise of an Option if such issue would be contrary to any enactment or regulation for the time being in force of the United Kingdom or of any other country having jurisdiction in relation thereto. The Company shall not be bound to take any action to obtain the consent of any governmental authority to such issue or to take any action to ensure that any such issue shall be in accordance with any such enactment or regulation if such action could in the opinion of the Board be unduly onerous.

     13.2 EMPLOYMENT

          The rights and obligations of a Participant under his terms of employment with any member of the Group shall not be affected by his participation in the Scheme and the Scheme shall not afford to a Participant any additional right to compensation in consequence of the termination of his employment for any reason whatsoever.

     13.3 AUDITORS

          In any matter in which they are required to act under these Rules the Auditors shall be deemed to be acting as experts and not as arbitrators.

     13.4 GOVERNING LAW

          The Scheme shall be governed by and interpreted in accordance with English Law.

          CLICKSERVICE SOFTWARE LIMITED UNAPPROVED SHARE OPTION SCHEME
                               OPTION CERTIFICATE

Name of Optionholder:
                          ------------------------------------------------------
Address of Optionholder:
                          ------------------------------------------------------

                          ------------------------------------------------------
Date of Grant
                          ------------------------------------------------------
Max. No Shares:
                          ------------------------------------------------------
Exercise Price:
                          ------------------------------------------------------

ClickService Software Limited HEREBY GRANTS to the Optionholder named above an Option to subscribe the above number of Shares in the Company at the above Exercise Price.

This Option is exercisable subject to and in accordance with the rules of ClickService Software Limited Share Option Scheme (the "SCHEME") as they are amended from time to time. It is exercisable in accordance with the performance conditions and the limitations on exercise contained in Part A and Part B respectively of the Schedule (if any) to this Option Certificate and the rules of the Scheme (and in particular Rule 7). In accordance with Rule 7.5, the Option may not in any event be exercised later than the tenth anniversary of the Date of Grant shown above.

To exercise the Option the Optionholder should complete the Notice of Exercise on the reverse side of this Option Certificate.

The Option is not transferable.

EXECUTED AS A DEED by           Director
                                                    ----------------------------
CLICKSERVICE SOFTWARE
LIMITED
acting by:                      Secretary/Director
                                                    ----------------------------

I HEREBY AGREE to accept the grant of this Option and agree and undertake:

(1) to be bound by their terms and conditions set out in the rules of the ClickService Software Limited Share Option Scheme and the terms and conditions of exercise set out in the Appendix to this Option Certificate;

(2) that to the extent any tax liability falling within Rule 5.5 of the Scheme has not been deducted from my salary in the relevant month, my employing company is authorised to make deductions from subsequent salary payments and to apply the amounts so deduced in reimbursing the person which has accounted for such liability;

(3) to indemnify the Company and each company in the Group in respect of any liability falling within (2) above.

SIGNED but not delivered until the date hereof      )
AS A DEED by                                        )
            -----------------------------------
in the presence of:                           )
                                                    ----------------------------
                                                      (Optionholder signature)
Witness signature:
                       --------------------------
Witness name (print)
                       --------------------------

Address:
                       --------------------------

                       --------------------------

                       --------------------------

Occupation:
                       --------------------------

                                    SCHEDULE

                                     PART A
                             PERFORMANCE CONDITIONS

                                     PART B
                           LIMITATIONS AS TO EXERCISE

           CLICKERVICE SOFTWARE LIMITED UNAPPROVED SHARE OPTION SCHEME
                          NOTICE OF EXERCISE OF OPTION



To:  Company Secretary
     ClickService Software Limited

I hereby exercise the Option referred to overleaf in respect of ________________ of the Shares over which the Option may be exercised, and request the allotment or transfer to me of those Shares in accordance with the rules of the Scheme and the Articles of Association of the Company.

I enclose a cheque made payable to ClickService Software Limited in the sum of $______________ being the aggregate Exercise Price of such Shares.

Name (block letters)                         Signature

--------------------------------------       -----------------------------------

Address

--------------------------------------       Date
                                                 -------------------------------
--------------------------------------

--------------------------------------

NOTES:

1. This form must be accompanied by payment of the Exercise Price for the Shares in respect of which the Option is exercised.

2. The Option may not be exercised in respect of less than 100 Shares or (if less) all of the Shares over which the Option subsists.

3. The Scheme has not been approved by the Inland Revenue. There is no charge to income tax on the receipt of a right to acquire Shares under such a scheme. Under current tax rules a charge to tax will arise on the exercise of the Option on the difference between the market value of the Shares at the date of exercise and the price paid for them.

4. IMPORTANT The Company does not undertake to advise you on the tax consequences of exercising your Option. If you are unsure of the tax liabilities which may arise, you should take appropriate professional advice before exercising your Option.



                                       14